SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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                      Date of Report
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            (Date of earliest event reported):             July 1, 2002

                        Extendicare Health Services, Inc.
             (Exact name of registrant as specified in its charter)

        Delaware                  333-43549                       98-0066268
        --------                  ---------                       ----------
     (State or other           (Commission File Number)         (IRS Employer
jurisdiction of incorporation)                               Identification No.)

              111 West Michigan Street, Milwaukee, Wisconsin 53203
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          (Address of principal executive offices, including zip code)

                                 (414) 908-8000
                        --------------------------------
                         (Registrant's telephone number)

Item 5.     Other Events.

       On July 1, 2002, Extendicare Inc., the parent corporation of Extendicare Health Services, Inc. (the "Company"), issued a press release announcing that on June 28, 2002 the Company completed a private placement of $150 million in senior notes in accordance with Rule 144A and Regulation S under the Securities Act of 1933. The senior notes are guaranteed by all existing and future significant subsidiaries of the Company. Pursuant to Rule 135c of the Securities Act of 1933, the Company is filing a copy of such press release as Exhibit 99.1 hereto, which is incorporated by reference herein.

Item 7.     Financial Statements and Exhibits.

            (a)     Not applicable.

            (b)     Not applicable.

            (c)     Exhibits.  The following exhibit is being filed herewith:

                    (99.1)   Extendicare Inc. Press Release dated July 1, 2002.






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

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EXTENDICARE HEALTH SERVICES,
                                               INC.

Date:    July 2, 2002

                                            By: /s/ Mark W. Durishan
                                                --------------------------------
                                                Mark W. Durishan
                                                Vice President, Chief Financial
                                                  Officer and Treasurer







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
                        EXTENDICARE HEALTH SERVICES, INC.

                   Exhibit Index to Current Report on Form 8-K
                               Dated July 1, 2002

  Exhibit
  Number
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   (99.1)      Extendicare Inc. Press Release dated July 1, 2002










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